SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 Current Report

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported):       May 14, 1998

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                           SOS Staffing Services, Inc.
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             (Exact name of registrant as specified in its charter)




            Utah                             0-26094                87-0295503
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 (State or other jurisdiction of      (Commission File No.)     (IRS Employer
          incorporation)                                     Identification No.)



                             1415 South Main Street
                          Salt Lake City, Utah 84115
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          (Address of principal executive offices, including zip code)




                                (801) 484-4400
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              (Registrant's telephone number, including area code)
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                                TABLE OF CONTENTS


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Item 7.  Financial Statements and Exhibits                                3
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SIGNATURES                                                                4


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         The Registrant  hereby amends Item 7 of its Form 8-K  previously  filed with the Commission by deleting it and replacing it in its entirety in order to file as exhibits, the acquisition agreements for Aquas, Inc. and Abacab Software, Inc. which were not available at the time of original filing.


Item 7. Financial Statements and Exhibits

                  (a)  Financial statements of business acquired
                           Not applicable

                  (b)  Pro forma financial information
                           Not applicable

                  (c) Exhibits

                           2.1 Acquisition agreement - Aquas, Inc.

                           2.2 Acquisition agreement - Abacab Software, Inc.

                           99.1 Press Release dated May 26, 1998 *


* Previously filed


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereto duly authorized.




                         SOS STAFFING SERVICES, INC.


                         \S\  Gary B. Crook
                         --------------------------------------------------
                         Gary B. Crook
                         Executive Vice President and Chief Financial Officer


Date: August 19, 1998

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